Accounts receivable, net	12 Months Ended
Dec. 31, 2012
Accounts receivable, net [Text Block]

3. Accounts receivable, net

Accounts receivable, net, consists of the following:

	December 31,
	2011	2012	2012
	RMB’000	RMB’000	US$’000

Accounts receivable	116,491	117,771	18,904

Less: Allowance for doubtful accounts	(2,542)	(2,208)	(355)
Total accounts receivable, net	113,949	115,563	18,549

An analysis of the allowance for doubtful accounts is as follows:

	December 31,
	2010	2011	2012	2012
	RMB’000	RMB’000	RMB’000	US$’000

Balance at beginning of year	2,915	2,663	2,542	408
Charged to income	-	-	18	3
Credited to income	(234)	(111)	(352)	(56)
Written off against the allowance	(18)	(10)	-	-

Balance at end of year	2,663	2,542	2,208	355

The Group’s accounts receivable balances are all related to third-party customers. The Group has a credit policy in place and the exposure to credit risk is monitored on an ongoing basis. The Group does not obtain collateral from customers.